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                                                                    EXHIBIT 99.5

[HARTFORD LIFE LOGO]

MASTER APPLICATION FOR GROUP
VARIABLE ANNUITY CONTRACT

Hartford Life Insurance Company
Hartford Plaza
Hartford, Connecticut 06115

Application is hereby made for a Group Variable Annuity Contract

1.     Application-Contract Owner:
       THE ABC COMPANY
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       123 MAIN STREET
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       Street or P.O. Box

               ANYTOWN                    CT                      12345
       -----------------------  -----------------------  -----------------------
                City                     State                  Zip Code

2.     Nature of Applicant's Business:                 WIDGET MANUFACTURING
                                        -----------------------------------

3.     Requested Effective Date of
       Master Contract:                                        JANUARY 1, 2001
                                                 -----------------------------

4.     Special Requests:
                          ----------------------------------------------------

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IT IS UNDERSTOOD THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT ARE THE
EXCLUSIVE PROPERTY OF THE APPLICANT-CONTRACT OWNER AND WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

Dated at                        this                  day of

Form HVL-10001-0 98 Printed in U.S.A.

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                                     For:
                                          ------------------------------
                                                 (Contract Owner)
                                     By:
     ------------------------------       ------------------------------
     Registered Representative
     (Licensed Agent)
                                          ------------------------------
                                                     (Title)

Form HVL-10001-0 98 Printed in U.S.A.